Exhibit 10.1

AMENDMENT NO. 4

THIS AMENDMENT NO. 4, dated as of September 21, 2011 (this “Amendment”), to that certain Credit Agreement referenced below is by and among MAC-GRAY CORPORATION, a Delaware corporation (the “Parent Borrower”), and MAC-GRAY SERVICES, INC., a Delaware corporation (“MGS”; together with the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $170,000,000 revolving credit and term loan facility was established in favor of the Borrowers pursuant to the terms of that certain Senior Secured Credit Agreement dated as of April 1, 2008 (as amended and modified, the “Credit Agreement”) among the Borrowers, the subsidiaries and affiliates identified therein, as guarantors, the lenders identified therein, and Bank of America, N.A., as administrative agent;

WHEREAS, the Parent Borrower is contemplating a voluntary redemption of $50,000,000 in aggregate principal amount of those certain 7.625% senior notes issued by the Parent Borrower on August 16, 2005 (the “Senior Notes”), with an aggregate outstanding principal amount of approximately $150,000,000 as of the date hereof, and has requested a modification to the Credit Agreement to permit such voluntary redemption;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

1.                                       Amendment to the Credit Agreement.

(a)                                  Section 7.08(b) of the Credit Agreement is amended to include a new clause (vi) to read as follows:

(vi)                              from time to time, voluntary repurchases or redemptions of up to $50,000,000 in aggregate principal amount of the Senior Notes at an aggregate price not to exceed $53,000,000, so long as, with respect to each such repurchase or redemption , (A) no Default or Event of Default then exists and (B) the Parent Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Parent Borrower demonstrating that the Consolidated Senior Secured Leverage Ratio, recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such voluntary repurchase or redemption on a Pro Forma Basis, does not exceed 2.25:1.0.

(b) Section 8.01(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

(g)                                 any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and (ii) any voluntary repurchases or redemptions of Senior Notes to the extent permitted by Section 7.08(b)(vi);

2.                                       Conditions Precedent.  This Amendment shall be effective upon the Administrative Agent’s receipt of each of the following:

(a)                                  duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent and the Required Lenders; and

(b)                                 a certificate of a secretary or assistant secretary of each Borrower certifying that the resolutions of the board of directors of such Borrower delivered at the closing of the Credit Agreement have not been rescinded or modified and remain in full force and effect on the date hereof, including an updated incumbency certificate with respect to each of the Borrowers.

3.                                       Miscellaneous.

3.1                                 Full Force and Effect.  Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including schedules and exhibits) remain in full force and effect.

3.2                                 Affirmations and Representations and Warranties of the Borrowers.  Each of the Borrowers hereby affirms, represents and warrants (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (i) to the extent such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, in any respect and (ii) to the extent such representation or warranty is not so modified or qualified, in any material respect on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (A) to the extent such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, in any respect and (B) to the extent such representation or warranty is not so modified or qualified, in any material respect as of such earlier date, and (b) no Default or Event of Default exists as of the date hereof.

3.3                                 Affirmation of Liens.  Each of the Borrowers hereby affirms the liens and security interests created and granted in the Loan Documents and agrees that this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.

3.4                                 Acknowledgment of Obligations.  Each of the Borrowers (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms such Borrower’s obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Borrower’s obligations under the Loan Documents.

3.5                                 Fees and Expenses.  The Borrowers agree to pay all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

3.6                                 Counterparts; Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not

2

be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.

3.7                                 Amendment is a Loan Document.  Each of the parties hereto hereby agrees that this Amendment is a Loan Document.

3.8                                 Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	MAC-GRAY CORPORATION,
a Delaware corporation

	By:	/s/ Michael J. Shea
	Name:	Michael J. Shea
	Title:	Executive Vice President & Chief Financial Officer

MAC-GRAY SERVICES, INC.,
a Delaware corporation

	By:	/s/ Michael J. Shea
	Name:	Michael J. Shea
	Title:	Executive Vice President & Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

	By:	/s/ Charlene Wright-Jones
	Name:	Charlene Wright-Jones
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as L/C Issuer, Swingline Lender and as a Lender

	By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ Valerie Schanzer
	Name:	Valerie Schanzer
	Title:	Vice President

MAC-GRAY CORPORATION

AMENDMENT NO. 4

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James Gelle
Name:	James Gelle
Title:	Vice President

WELLS FARGO BANK N.A.

By:	/s/ Gary A. Pirri
Name:	Gary A. Pirri
Title:	Senior Vice President

TD BANK, NA

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

EASTERN BANK

By:	/s/ Robert J. Moodie
Name:	Robert J. Moodie
Title:	Senior Vice President

SOVEREIGN BANK

By:	/s/ Penny Garver
Name:	Penny Garver
Title:	Senior Vice President

RBS CITIZENS. N.A.

By:	/s/ Henry L. Petrillo
Name:	Henry L. Petrillo
Title:	Senior Vice President

SUNTRUST BANK

By:	/s/ Chris Hulsey
Name:	Chris Hulsey
Title:	Vice President

MAC-GRAY CORPORATION

AMENDMENT NO. 4

BANK OF THE WEST

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Vice President

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ J. Edward Hall
Name:	J. Edward Hall
Title:	Managing Director

SALEM FIVE CENTS SAVINGS BANK

By:	/s/ Joseph V. Leary
Name:	Joseph V. Leary
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Manuel Burgueño
Name:	Manuel Burgueño
Title:	Vice President

FIRSTRUST BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President